SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

                                  FORM 8-K

                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): September 12, 2001

                                ACE LIMITED
           (Exact name of registrant as specified in its charter)


        Cayman Islands           1-11778              98-0091805
(State or other jurisdiction   (Commission    (I.R.S. Employer of Incorporation
                                File Number)         Identification No.)


         ACE Global Headquarters
          17 Woodbourne Avenue
            Hamilton, Bermuda                           HM 08
  (Address of principal executive offices)            Zip Code)


Registrant's telephone number, including area code: (441) 295-5200


                              The ACE Building
                            30 Woodbourne Avenue
                           Hamilton HM 08 Bermuda
       (Former name or former address, if changed since last report)



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Item 5.  Other Information

         On September 12, 2001, ACE Limited issued a press release in which it disclosed the estimated impact on its third quarter net operating income, after tax, of the tragic events of September 11, 2001.


Item 7.  Exhibits

         Attached as Exhibit 99.1 is a copy of the press release, dated September 12, 2001.





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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 13, 2001                  ACE LIMITED

                                           By:  Christopher Z. Marshall
                                                -----------------------
                                                Christopher Z. Marshall
                                                Chief Financial Officer


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                               EXHIBIT INDEX



Exhibit
Number                        Description
------                        -----------

99.1              Press Release, dated September 12, 2001